Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
17.	INCOME TAXES
Prior to the Business Combination, AEye Technologies, and CF III filed separate standalone federal, state, and local income tax returns. As a result of the Business Combination, the Company will file a consolidated income tax return. For legal purposes, CF III acquired AEye Technologies, and the transaction represents a reverse acquisition for federal income tax purposes. CF III will be the parent of the consolidated group with AEye Technologies as a subsidiary, but in the year of the closing of the Business Combination, AEye Technologies will file a full-year tax return with CF III joining in the return the day after the Closing.
There has historically been no federal or state provision for income taxes because the Company has historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. For the years ended December 31, 2021 and 2020, the Company recognized no provision for income taxes. Utilization of net operating loss carryforwards, tax credits, and other attributes may be subject to future annual limitations due to the ownership change limitations provided by Section 382 of the Internal Revenue Code and similar state provisions.
The following table presents a reconciliation of the federal statutory rate of 21.0% to our effective tax rate for the periods presented:

	Year ended December 31,
	2021	2020
U.S. federal tax benefit at statutory rate	21.0%	21.0%
State income taxes, net of federal benefit	11.8%	3.5%
Non-deductible expenses and other	(0.3)%	0.3%
Stock-based compensation	(1.1)%	(1.5)%
Research and development credits	1.2%	2.5%
Transaction cost	3.9%	—%
Foreign rate differential	(3.1)%	(4.3)%
Change in valuation allowance, net	(33.4)%	(21.5)%

Effective tax rate	—%	—%

For 2021 and 2020, our effective tax rate differs from the amount computed by applying the statutory federal and state income tax rates to net loss before income tax, primarily as the result of state income taxes, R&D credits and changes in our valuation allowance.
The Company did not have deferred tax liabilities as of December 31, 2021 and 2020. Significant components of the Company’s deferred tax assets are presented below:

	Year ended December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$41,856	$17,011
Research and development credit carryforward	4,545	2,810
Stock-based compensation	1,040	51
Property and equipment	178	40
Other accruals	734	464

Gross deferred tax assets	48,353	20,376
Valuation allowance	(48,353)	(20,376)

Total deferred tax assets—net	$—	$—

The Company recognizes deferred tax assets to the extent that these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning
strategies, and results of recent operations. The Company could not conclude that it was more likely than not that tax benefits from operating losses would be realized and, accordingly, has provided a full valuation allowance against its deferred tax assets. The valuation allowance as of December 31, 2021 was $48,353 which increased from $20,376 at December 31, 2020. The increase in the valuation allowance is primarily due to additional reserve required against net operating losses and research credits generated during the year ended December 31, 2021.
As of December 31, 2021, the Company had $156,584 and $104,555 of federal and state net operating losses available to reduce future taxable income, of which $110 will begin to expire in 2033 for federal tax purposes and $5,041 will begin to expire in 2029 for state tax purposes. Approximately $114,514 of federal net operating loss included above can be carried forward indefinitely.
As of December 31, 2020, the Company had $67,955 and $41,106 of federal and state net operating losses available to reduce future taxable income, which will begin to expire on 2033 for federal and 2035 for state tax purposes.

The Company also has federal and state research and development tax credit carryforwards of $3,373 and $2,854 as of December 31, 2021 and $2,299 and $2,043 as of December 31, 2020. The federal credits begin to expire in 2034 and the state credits have no expiration date.
The Company has completed a Section 382 study through December 31, 2020 to determine whether it had experienced a change in ownership and, if so, whether the tax attributes (NOL and credits) were impaired. As a result of this study, the Company concluded all of its NOLs and credits would be available to use as of December 31, 2020. However future change in ownership may limit the ability to use tax attributes under Section 382. Under Section 382 of the Internal Revenue Code of 1986, as amended, the Company’s ability to utilize NOL or other tax attributes, such as research tax credits, in any taxable year, may be limited if the Company has experienced an “ownership change.” Generally, a Section 382 ownership change occurs if there is a cumulative increase of more than 50 percentage points in the stock ownership of one or more stockholders or groups of stockholders who owns at least 5% of a corporation’s stock within a specified testing period. Similar rules may apply under state tax laws.
Unrecognized Tax Benefits
—The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

	Year ended December 31,
	2021	2020
Unrecognized tax benefits as of the beginning of the year	$1,210	$938
Increases (decreases) related to prior year tax provisions	40	(14)
Increase related to current year tax provisions	431	286

Unrecognized tax benefits as of the end of the year	$1,681	$1,210

The Company recognizes interest and penalties related to income tax matters as a component of income tax expense. As of December 31, 2021 there was no accrued interest nor penalties related to uncertain tax positions.
The Company reports income taxes in accordance with ASC 740, which requires an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as net operating loss and tax credit carryforwards. Deferred tax amounts are determined by using the enacted tax rates expected to be in effect when the temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance reduces the deferred tax assets to the amount that is more likely than not to be realized.
The Company has a history of operating losses and has incurred cumulative book losses since its formation. Based upon the history of losses, the Company has determined that it is more likely than not that the deferred tax assets will not be realized, and accordingly, a full valuation allowance has been recorded.
The Company files income tax returns in the U.S., various state jurisdictions, and foreign jurisdictions. The U.S., state and foreign jurisdictions have statutes of limitations that generally range from three to five years. Due to the Company’s net losses, substantially all of its federal, state and local income tax returns are subject to examination for federal and state purposes since inception. The Company is not currently under examination for federal or state income tax purposes.